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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 20, 2001


              INDYMAC ABS, INC., (as depositor under the Pooling
       and Servicing Agreement, dated as of February 1, 2001 providing for the issuance of the INDYMAC ABS, INC., Home Equity
            Mortgage Loan Asset-Backed Trust, Series SPMD 2001-A).

                               INDYMAC ABS, INC.
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            (Exact name of registrant as specified in its charter)

                     Delaware                              333-47158                       95-4685267
          ------------------------------               ----------------               -------------------
           (State or Other Jurisdiction                   (Commission                   (I.R.S. Employer
                 of Incorporation)                        File Number)                Identification No.)


               155 North Lake Avenue
               Pasadena, California                                                          91101
          -----------------------------                                                   ------------
               (Address of Principal                                                       (Zip Code)
                Executive Offices)



       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------


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
Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or after, the filing of this Current Report on Form 8-K (the "Form 8-K"), IndyMac ABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2001-A.

         In connection with the offering of the Asset-Backed Certificates, Series SPMD 2001-A, Banc of America Securities LLC ("Banc of America"), as one of the underwriters of the Offered Certificates, has prepared certain materials (the "Banc of America Computational Materials") for distribution to their potential investors. Also, in connection with the offering of the Asset-Backed Certificates, SPMD 2001-A, Credit Suisse First Boston Corporation ("Credit Suisse First Boston"), as one of the underwriters of the Offered Certificates, has prepared certain materials (the "Credit Suisse First Boston Computational Materials") for distribution to potential investors. Although the Company provided Banc of America and Credit Suisse First Boston with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Banc of America Computational Materials or the Credit Suisse First Boston Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular, or computational nature. The Banc of America Computational Materials, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated February 20, 2001. The Credit Suisse First Boston Computational Materials, which are listed as Exhibit 99.2 hereto, are filed on Form SE dated February 20, 2001.








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         * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of IndyMac ABS, Inc., relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2001-A.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
-------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Banc of America Computational Materials filed on Form SE dated February 26, 2001.

         99.2 Credit Suisse First Boston Computational Materials filed in Form SE dated February 26, 2001.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDYMAC ABS, INC.



                                            By: /s/ Blair Abernathy
                                                ----------------------------
                                                Blair Abernathy
                                                Vice President



Dated: February 26, 2001

Exhibit Index
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Exhibit                                                                  Page
-------                                                                  ----

99.1 Banc of America Computational Materials filed on Form SE dated February 26, 2001.

99.2 Credit Suisse First Boston Computational Material filed on Form SE dated February 26, 2001.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                          February 26, 2001


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:    IndyMac ABS, Inc.
                Mortgage Loan Asset-Backed Trust, Series SPMD 2001-A
                ----------------------------------------------------

Ladies and Gentlemen:

         On behalf of IndyMac ABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

         Pursuant to a continuing hardship exemption letter dated February 6, 1996, as provided in Rule 202 of Regulation S-T, and pursuant to Rule 311(i) of Regulation S-T, Exhibits 99.1 and 99.2 will be filed on Monday, February 26, 2001 in paper on Form SE.

                                                     Very truly yours,

                                                     /s/ Coleman A. Nutter

                                                     Coleman A. Nutter


Enclosure